JUNE 25, 2018

SUPPLEMENT TO

HARTFORD MULTI-STRATEGY FUNDS PROSPECTUS

DATED MARCH 1, 2018, AS SUPPLEMENTED THROUGH MAY 11, 2018

This Supplement contains new and additional information and should be read in connection with your Prospectus. This Supplement supersedes the information provided under heading 1 in the supplement dated May 11, 2018 with respect to The Hartford Balanced Fund. The information provided under heading 1 in the supplement dated May 11, 2018 with respect to The Hartford Balanced Income Fund remains unchanged.

Effective July 1, 2018, Lutz-Peter Wilke, CFA will become a portfolio manager of The Hartford Balanced Fund (the “Fund”) and as of the same date, Karen H. Grimes, CFA and Adam H. Illfelder, CFA will no longer serve as portfolio managers. Michael E. Stack, CFA and Loren L. Moran, CFA will continue to serve as portfolio managers. Effective as of the same date, certain changes are being made to the Fund’s principal investment strategy. Accordingly, the above referenced Prospectus is revised as follows effective July 1, 2018:

(1)	Under the heading “The Hartford Balanced Fund Summary Section - Principal Investment Strategy,” the “Principal Investment Strategy” is deleted in its entirety and replaced with the following:

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks its investment objective by allocating its assets among equity securities, debt securities, and money market instruments. Wellington Management Company LLP (“Wellington Management”), the Fund’s sub-adviser, will target an allocation between 50% and 70% of the Fund’s net assets in equity securities and 30% to 50% of Fund’s net assets in fixed income securities and cash instruments. The Fund will not normally hold more than 10% in cash or cash equivalents. The Fund may invest in equity securities of any market capitalization, but tends to focus on companies with market capitalizations similar to those of companies included in the S&P 500 Index. Wellington Management evaluates securities using fundamental analysis. The Fund may invest in various types of debt securities, which include U.S. Government securities, including its agencies and instrumentalities; corporate bonds; commercial and residential mortgage-backed securities (agency and non-agency); asset-backed securities; and municipal bonds. The Fund may invest up to 15% of its net assets in non-investment grade debt securities (also referred to as “junk bonds” or “high yield bonds”). The Fund is not restricted to any specific maturity or duration term. The Fund may invest in foreign securities, but the Fund limits its investments in non-dollar securities to no more than 20% of the Fund’s net assets. To implement their investment ideas, the portfolio managers may allocate a portion of the Fund’s assets to active strategies managed by specialized investment teams at Wellington Management that invest the Fund’s assets in accordance with the Fund’s investment strategy.

(2)	Under the heading “The Hartford Balanced Fund Summary Section - Principal Risks,” “Investment Strategy Risk” is deleted in its entirety and the following principal risks are added:

Investment Strategy Risk − The risk that, if the sub-adviser’s investment strategy, including allocating assets to specialist portfolio managers, does not perform as expected, the Fund could underperform its peers or lose money. The investment styles employed by the specialist portfolio managers may not be complementary, which could adversely affect the performance of the Fund. There is no guarantee that the Fund’s investment objective will be achieved.

Mid Cap and Small Cap Securities Risk − Investments in small capitalization and mid capitalization companies involve greater risks than investments in larger, more established companies. Many of these companies are young and have limited operating or business history. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks, including the risk of bankruptcy.

High Yield Investments Risk − High yield investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

(3)	Under the heading “The Hartford Balanced Fund Summary Section - Management,” Karen H. Grimes, CFA and Adam H. Illfelder, CFA are removed from the table and the following is added:

Portfolio Manager	Title	Involved with Fund Since
Lutz-Peter Wilke, CFA	Managing Director and Portfolio Manager	2018

(4)	Under the heading “Additional Information Regarding Investment Strategies and Risks – Balanced Fund,” the last paragraph is deleted in its entirety and replaced with the following:

As of December 29, 2017, the market capitalization of companies included in the S&P 500 Index ranged from approximately $2.7 billion to $868.9 billion. The market capitalization range of this index changes over time. In pursuit of its principal investment strategy, the Fund may also enter into bond and currency forwards and invest in fixed income-related and equity derivatives including futures contracts, options and swap agreements. The Fund may also invest in bank loans, equity linked notes, convertible bonds, other investment companies, exchange traded notes, restricted securities, depositary receipts and structured securities.

(5)	Under the heading “More Information About Risks,” a “✓” is added next to the following risks for the Balanced Fund in the risk table: Mid Cap and Small Cap Securities Risk and High Yield Investments Risk.

(6)	Under the heading “More Information About Risks,” an “X” is added next to the following risks for the Balanced Fund in the risk table: Convertible Securities Risk, Depositary Receipts Risk, Forward Currency Contracts Risk, Dividend Paying Security Investment Risk, Equity Linked Notes Risk, Loans and Loan Participations Risk, and Structured Securities Risk.

(7)	Under the heading “The Investment Manager and Sub-Adviser – Portfolio Managers – Balanced Fund,” the information for Karen H. Grimes, CFA and Adam H. Illfelder, CFA is deleted in its entirety and replaced with the following:

Lutz-Peter Wilke, CFA, Managing Director and Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since 2018. Mr. Wilke joined Wellington Management as an investment professional in 2015. Prior to joining Wellington Management, Mr. Wilke was an investment professional with BlackRock Inc. (formerly Merrill Lynch Investment Managers) from 2005 to 2015.

This Supplement should be retained with your Prospectus for future reference.

HV-7382	June 2018

JUNE 25, 2018

SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:

HARTFORD MULTI-ASSET INCOME FUND

SUMMARY PROSPECTUS DATED MARCH 1, 2018

HARTFORD MULTI-STRATEGY FUNDS PROSPECTUS

DATED MARCH 1, 2018, AS SUPPLEMENTED THROUGH MAY 11, 2018

This Supplement contains new and additional information and should be read in connection with your Summary Prospectus and Statutory Prospectus.

(1)	Effective July 31, 2018, under the headings “Principal Investment Strategy” in the above referenced Summary Prospectus and “Hartford Multi-Asset Income Fund Summary Section – Principal Investment Strategy” in the above referenced Statutory Prospectus, the second and third sentence in the first paragraph are deleted in their entirety and replaced with the following:

Wellington Management Company LLP (“Wellington Management”), the Fund’s sub-adviser, will target an allocation between 30% and 50% of the Fund’s net assets in equity securities and 50% to 70% of the Fund’s net assets in fixed income securities.

(2)	Effective July 31, 2018, under the headings “Principal Investment Strategy” in the above referenced Summary Prospectus and “Hartford Multi-Asset Income Fund Summary Section – Principal Investment Strategy” in the above referenced Statutory Prospectus, the fifth sentence in the second paragraph is deleted in its entirety and replaced with the following:

The Fund may invest in foreign securities and other instruments, including investments in issuers located in emerging markets.

(3)	Effective July 31, 2018, the Fund is changing its benchmarks as well as its blended benchmark because Hartford Funds Management Company, LLC believes that these benchmarks better reflect the Fund’s investment strategy. Effective July 31, 2018, the Fund’s new benchmarks will be the Bloomberg Barclays U.S. Aggregate Bond Index and the S&P 500 Index and its new blended benchmark will be as follows: 55% Bloomberg Barclays U.S. Aggregate Bond Index/ 45% S&P 500 Index.

(4)	Under the headings “Management” in the above referenced Summary Prospectus and “Hartford Multi-Asset Income Fund Summary Section – Management” in the above referenced Statutory Prospectus, the designation “CFA” is added next to Lutz-Peter Wilke’s name and his title in the portfolio manager table is deleted and replaced with “Managing Director and Portfolio Manager.”

This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.

HV-7385	June 2018